EXHIBIT 23.1


                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated February 9, 1999 included in International Paper Company's Form 10- K for the year ended December 31, 1998 and to all references to our Firm included in this Registration Statement.

                                                      ARTHUR ANDERSEN LLP


New York, New York
April 28, 1999


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